SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement   [ ] Confidential, for use of the Commission
[X]    Definitive Proxy Statement        Only (as permitted by Rule 14a 6(e)(2))
[ ]    Definitive Additional Materials
[ ]    Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              SFSB Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2)    Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4)    Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5)    Total fee paid:
--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3)      Filing Party:
--------------------------------------------------------------------------------
         (4)      Date Filed:
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





                              SFSB HOLDING COMPANY

                                Parent Company of

                          STANTON FEDERAL SAVINGS BANK

900 Saxonburg Boulevard * Pittsburgh, Pennsylvania 15223 * Phone (412) 487-4200


March 24, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management of SFSB Holding Company (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Company's office at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on April 25, 2000, at 9:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect a director and to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent accountants for the fiscal year 2000. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                    Sincerely,


                                    /s/Barbara J. Mallen
                                    --------------------------------------------
                                    Barbara J. Mallen
                                    President

--------------------------------------------------------------------------------
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SFSB Holding Company (the "Company"), will be held at Company's Office at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on April 25, 2000, at 9:00 a.m. for the following purposes:

1.   To elect one director of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending December 31, 2000;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 1999 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Joseph E. Gallagher
                                              ----------------------------------
                                              Joseph E. Gallagher
                                              Secretary
Pittsburgh, Pennsylvania
March 24, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2000
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SFSB Holding Company (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Company's office at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on April 25, 2000, 9:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 24, 2000.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of a director named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Joseph E. Gallagher, at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania 15223) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 1, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 658,705 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of a director, the proxy being provided by the Board enables a stockholder to vote for the election of the nominee as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Such director shall be elected by a majority of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                      Percent of Shares  of
                                             Amount and Nature of          Common Stock
Name and Address of Beneficial Owner         Beneficial Ownership         Outstanding(%)
------------------------------------         --------------------         --------------
Stanton Federal Savings Bank
Employee Stock Ownership Plan ("ESOP")
900 Saxonburg Boulevard
Pittsburgh, Pennsylvania 15223 (1)                   57,799                      8.8

Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Jeffrey L. Gendell
31 West 52nd Street, 17th Floor
New York, New York 10106 (2)                         56,500                      8.6

All directors and officers of the Company as
 a group (five persons) (3)                          70,048                     10.5

-------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's Board") has appointed a committee consisting of directors Mary Lois Loftus, Timothy
         R. Maier, and Jerome L. Kowalewski to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the Record Date, 11,335 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Tontine Financial Partners, L.P., Tontine Management, L.L.C., and Jeffrey L. Gendell (the "Reporting Persons") is derived from an amended Schedule 13D, dated December 10, 1999, filed by the Reporting Persons, which states that, as of December 9, 1999, the Reporting Persons had shared voting and dispositive power with respect to 56,500 shares.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 8,712 shares of Common Stock that may be purchased under the Company's 1998 stock option plan ("Stock Option Plan") within 60 days of the Record Date. Excludes 52,314 shares held by the ESOP (57,799 shares minus 5,485 shares allocated to executive officers) and also excludes 25,962 shares previously awarded but presently subject to forfeiture held by the Bank's restricted stock plan ("RSP") over which certain directors, as trustees to the ESOP and the RSP, respectively, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. See Proposal 1 - Election of Directors.

--------------------------------------------------------------------------------
         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 1999 fiscal year. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of five members, each of whom also serves as a director of Stanton Federal Savings Bank (the "Bank"). One director will be elected at the Meeting, to serve for a four-year term or until his or her successor has been elected and qualified.

         Joseph E. Gallagher has been nominated by the Board of Directors to serve as a director. Mr. Gallagher is currently a member of the Board and has been nominated for a four-year term to expire in 2004.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of Mr. Gallagher, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Mr. Gallagher withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominee and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Director of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders".

                                                                                     Shares of
                                                                                   Common Stock
                                                                                   Beneficially
                                                      Year First     Current        Owned as of
                                                      Elected or     Term to         March 1,         Percent
Name and Title                            Age(1)     Appointed(2)     Expire          2000 (3)       Owned (%)
--------------                            ------     ------------   -----------  ---------------     ---------
BOARD NOMINEE FOR TERM TO EXPIRE IN 2004

Joseph E. Gallagher                         48           1989           2000          18,598              2.8
Director, Senior Vice President, and
Secretary

DIRECTORS CONTINUING IN OFFICE

Barbara J. Mallen                           57           1972           2001          20,402              3.0
Director and President

Mary Lois Loftus                            70           1995           2002           8,516(4)           1.3
Director

Timothy R. Maier                            40           1986           2002          15,016(4)           2.3
Chairman of the Board

Jerome L. Kowalewski                        56           1993           2003           7,516(4)           1.1
Director

--------------
(1)      At December 31, 1999.
(2)      Refers to the year the individual first became a director of the Bank.
(3) The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options under the Stock Option Plan within 60 days of the Record Date: Joseph E. Gallagher - 2,904, Jerome L. Kowalewski - 726, Mary Lois Loftus - 726, Timothy R. Maier - 726, and Barbara J. Mallen - 3,630.
(4) Excludes 57,799 shares and 25,962 shares of Common Stock held under the ESOP and RSP, respectively, for which such individual serves as a member of the ESOP Committee, ESOP Trust and the RSP trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                              Age as of
Name                       December 31, 1999     Positions Held With the Company
----                       -----------------     -------------------------------
Barbara J. Mallen                 57             Director and President
Joseph E. Gallagher               48             Director, Senior Vice President, and Secretary

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Bank in October 1997 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Executive

Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

NOMINEE FOR DIRECTOR:

         Joseph E. Gallagher has been employed by us since 1979 and has been Senior Vice President and Secretary since 1996 and a member of the board since 1989.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MR. GALLAGHER FOR DIRECTOR.

CONTINUING DIRECTORS:

         Jerome L. Kowalewski has been a member of the board since 1993 and Treasurer since 1996. Mr. Kowalewski is the majority shareholder and President of Al & Bob's Auto Parts Inc., in the local Pittsburgh area. Mr. Kowalewski is a member of the Lawrenceville Business Association.

         Mary Lois Loftus has been a member of the board since 1995. Ms. Loftus is a retired real estate agent and the former owner of Loftus Florist in the local Pittsburgh area.

         Timothy R. Maier has been a member of the board since 1986 and Chairman since 1996. Mr. Maier is in the insurance business and owns two insurance agencies in the local Pittsburgh area. Mr. Maier is the Past President and the President Elect of the Rotary Club of Lawrenceville and a member of the Lawrenceville Business Association and the Lawrenceville Development Corporation.

         Barbara J. Mallen has been employed by us since 1960 and has been the President since 1988 and a member of the board since 1972. Ms. Mallen is a member of the Lawrenceville Business Association and past Director of the Western Pennsylvania League of Savings Associations.

Meetings and Committees of the Board of Directors

         During 1999, the Board of Directors held a total of 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees, as of December 31, 1999, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met once during the 1999 fiscal year.

         The Compensation Committee is comprised of directors Kowalewski and Loftus. This standing committee establishes the Bank's salary budget for approval by the Board of Directors. The Committee met once during the 1999 fiscal year.

         The Audit Committee is comprised of directors Maier, Loftus, and Kowalewski. The Audit Committee is responsible for developing and maintaining the Bank's audit program. The Committee also meets with the Bank's outside accountants to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 1999 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each director is paid quarterly and total aggregate fees paid to the directors for the year ended December 31, 1999 were $43,500. Directors are not paid for committee meetings.

         In addition, the Bank has maintained a Directors Consultant and Retirement Plan ("DRP") for all of its directors. The DRP provides retirement benefits to the directors of the Bank based upon the number of years of service to the Bank's board, which must be at least 5 years. If a director agrees to become a consulting director to the Bank's board upon retirement, he or she will receive a monthly payment of between $450 to $650 for 5 years or until death, whichever is earlier. Benefits under the DRP will begin upon a director's retirement. In the event there is a change in control, all directors will be presumed to have not less than 5 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable. During 1999, there were no payments made by the Bank under the DRP plan.

         Under the 1998 Stock Option Plan, each non-employee director was granted options to acquire 3,630 shares of Common Stock and Ms. Mallen and Mr. Gallagher, respectively, were granted options to acquire 18,150 and 14,520 shares of Common Stock. The exercise price of the options is the fair market value of the Company's Common Stock on the date of grant. The options granted to all directors are exercisable at the rate of 20% commencing on October 20, 1999.

         Under the RSP, each non-employee director was awarded 1,452 shares of Common Stock and Ms. Mallen and Mr. Gallagher, respectively were awarded 7,260 and 5,808 shares of Common Stock. All directors will earn shares awarded to them at the rate of 20% per year commencing on October 20, 1999. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No executive officer of either the Bank or the Company had a salary and bonus for the three fiscal years then ended, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                                   Long-Term Compensation
                                                                                -----------------------------
                                             Annual                                       Awards
                                    --------------------------                  -----------------------------
Compensation
                                                                                                 #Securities
                                                                                  Restricted     Underlying
Name and                   Fiscal                              Other Annual          Stock        Options/         All Other
Principal Position          Year    Salary ($)    Bonus ($)    Compensation     Award(s)($)(1)     SARs(2)      Compensation($)
-------------------         ----    ----------    ---------    ------------     --------------   ----------     ---------------
Barbara J. Mallen           1999       104,400      23,000          --                 --               --            48,125(3)
President                   1998        96,000      18,000          --             67,155           18,150            47,725
                            1997        86,256      25,000          --                 --               --            55,769

-------------
(1) Represents the award of 7,260 shares of Common Stock under the RSP as of October 20, 1998 on which date the market price of such stock was $9.25 per share. Such stock awards became non-forfeitable at the rate of 1,452 shares per year commencing on October 20, 1999. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of December 31, 1999, 5,808 shares with a market value of $50,820 at such date (based upon the closing price of $8.75 per share at such date) remain unvested.
(2) Represents award of 18,150 options as of October 20, 1998, at $9.25 per share. See " -- Stock Awards."
(3) Consists of the value of 1,668 shares of stock ($10.00) allocated under the ESOP (with an aggregate market value of $14,595) and an accrual by the Bank of approximately $31,445 under the supplemental retirement plan, as discussed below.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1998 to Ms. Mallen and held by her as of December 31, 1999. The Company has not granted to Ms. Mallen any stock appreciation rights ("SARs").

                      Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                      ---------------------------------------------------------------------------------

                                                                         Number of Securities        Value of Unexercised
                                                                        Underlying Unexercised     In-The-Money Options/SARs
                                                                           Options/SARs at               at FY-End ($)
                                                                              FY-End (#)
                           Shares Acquired
Name                       on Exercise (#)     Value Realized($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                     ------------------    --------------------   -------------------------   ----------------------------
Barbara J. Mallen                     0                       0              3,630/14,520                   $ 0/$0


------------------
(1) Based upon an exercise price of $9.25 per share and estimated price of $8.75 at December 31, 1999.

         Employment Agreement. The Bank has entered into an employment agreement with Barbara J. Mallen, President of the Bank ("Agreement"). The Agreement has a three year term. Under the Agreement, Ms. Mallen's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms. Mallen without just cause, Ms. Mallen will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Mallen will be paid in a lump sum an amount equal to 2.99 times her prior five year's average taxable compensation. In the event of a change in control at December 31, 1999, Ms. Mallen would have been entitled to a lump sum payment of approximately $326,000.

         Supplemental Executive Retirement Plan ("SERP"). A SERP has been implemented for the benefit of the President, Barbara J. Mallen. The SERP provides that Ms. Mallen may receive the full income replacement percentage provided under the Bank's defined benefit pension plan ("Pension Plan") (67% of final average compensation payable at age 62 rather than at age 65), provided she remains employed until she becomes 58 years old, in the year 2000. In such event, she will be eligible to receive a supplemental retirement benefit that will have the effect of reducing the early retirement discount payable under the Pension Plan from a reduction of 7% for each year that benefits commence prior to age 65 to a reduction of approximately 3% per year for retirement prior to age 62, but after age 58. Upon a termination of employment following a change in control, Ms. Mallen will be presumed to have attained not less than the minimum retirement age under the SERP. For the fiscal year ended December 31, 1999, Ms. Mallen had an accrued SERP benefit of approximately $95,000 and such benefit under the SERP was not vested.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C. was the Company's independent public accountants for the 1999 fiscal year. The Board of Directors has appointed S.R. Snodgrass, A.C. to be its accountants for the fiscal year ending December 31, 2000, subject to ratification by the Company's stockholders. A representative of S.R.
Snodgrass, A.C. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's accountants for the 2000 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary at the Company's office, 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania 15223, on or before November 24, 2000. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 23, 2001.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SFSB HOLDING COMPANY, 900 SAXONBURG BOULEVARD, PITTSBURGH, PENNSYLVANIA 15223.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/Joseph E. Gallagher
                                            ------------------------------------
                                            Joseph E. Gallagher
                                            Secretary

Pittsburgh, Pennsylvania
March 24, 2000

APPENDIX

--------------------------------------------------------------------------------
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  April 25,2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of SFSB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office, 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on April 18, 2000, at 9:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                                   WITHHELD FROM
                                                       FOR NOMINEE    NOMINEE
                                                       -----------    -------

1.        To elect Joseph E. Gallagher as director          [_]         [_]



                                                          FOR   AGAINST  ABSTAIN
                                                          ---   -------  -------

2.        To ratify the appointment of S.R.               [_]     [_]      [_]
          Snodgrass, A.C. as independent accountants for the Company for the fiscal year ending
          December 31, 2000.

          The Board of  Directors  recommends  a vote  "FOR"  the  above  listed
propositions.                                           ---


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 24, 2000 and the 1999 Annual Report.


Please check the box if you are planning to attend the Meeting.         [_]


Dated:                              , 2000
       -----------------------------



----------------------------------           -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


----------------------------------           -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------